                     [PHOTO]

                      ZENIX
                     Income
                    Fund Inc.






                                    [GRAPHIC]






                                         Annual Report
                                         March 31, 2003

--------------------------------------------------------------------------------

                                   [GRAPHIC]

                            Zenix Income Fund Inc.

--------------------------------------------------------------------------------

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. Jay Gerken

R. JAY GERKEN

Chairman, President and Chief Executive Officer

Dear Shareholder,
A s you know, the high-yield bond market has been confronted with its share of challenges in recent years, including concerns about the economy, integrity of corporate financial statements and the war, to name a few.
Last year, a general investor flight to safety helped give investment-grade bonds the upper hand. In recent months, however, high-yield bonds have begun to show signs of life. In fact, they were among the best-performing asset classes in the first quarter.

In contrast to investment-grade bonds, the performance of high-yield securities tends to be more closely linked to the health of the economy and corporate balance sheets than to interest rates. Therefore, these bonds tend to move more in line with the stock market than with the high-grade bond market. While we feel that we are not out of the woods yet, the Fund's portfolio managers point out in the accompanying letter that the rate of defaults on corporate bond interest payments has dropped, suggesting the strength of the economy and corporate credits may be improving. Furthermore, the high-yield bond market, like most securities markets, reacts more to anticipated market conditions than to the current climate. Market observers anticipate the economy may improve during the next 12 to 18 months, which could enhance the overall corporate credit picture.

Since prices of bonds move opposite to their yields, the heavy selling pressure in the high-yield market during the first half of last year through July drove bond yields to loftier levels than higher-rated issues. Especially in this environment of four-decade-low money market yields, higher-yielding bonds seem even more appealing. Remember, however, that high-yield bonds carry more credit risk than investment-grade issues.



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                                      1

In our opinion, this is all the more reason why investing in high-yield bonds with a professional fund manager is a more prudent strategy than buying these bonds directly. Fund managers can provide the diversification and thorough credit analysis that is so important in managing risk. In the following pages, your fund manager will explain the specific steps being taken to manage the Fund in this very dynamic climate.

Bottom line: As an investor, you should always work with your financial adviser to design and maintain a portfolio that suits your long-term goals and appetite for risk. If a higher stream of income is part of that equation and you are willing to accept higher risk, high-yield bonds remain an excellent choice.

As always, thank you for entrusting your assets to us. We look forward to helping you continue to meet your financial goals. Please read on to learn more about your Fund's performance and the Manager's strategy.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken
Chairman, President and Chief Executive Officer

April 14, 2003


                                   [GRAPHIC]

                               MANAGER OVERVIEW


Performance Review
During the 12 months ended March 31, 2003, the Zenix Income Fund Inc. ("Fund") distributed income dividends to common shareholders totaling $0.40 per share. The table below shows the annualized distribution yield and 12-month total return based on the Fund's March 31, 2003 net asset value ("NAV") per common share and its New York Stock Exchange ("NYSE") closing price./i/ Past performance is not indicative of future results.

Based on NAV, the Fund outperformed its Lipper peer group of high current yield closed-end funds (leveraged), which returned 1.25% for the same period./ii/

                       Annualized        Total Return for the
Price Per Share  Distribution Yield/iii/  12-Month Period/iii/
---------------  -----------------------  -------------------
   $2.63 (NAV)           17.11%                  3.81%
   $3.66 (NYSE)          12.30%                 18.06%

A Challenging Start
Early in the Fund's fiscal year, encouraging economic data, strong equity markets and large inflows of cash into high-yield bond funds pushed the high-yield market higher. The market advanced despite increased volatility caused by Enron Corp.'s collapse, concerns regarding corporate accounting practices and a larger number of downgrades of corporate bonds by rating agencies. The rally proved short-lived, however, as additional reported discoveries of fraudulent accounting practices and earnings restatements by corporations harmed investor confidence, which had already reached a fragile state, which in turn caused the prices of high-yield bonds to retreat. In June, WorldCom Inc.'s disclosure that it had improperly accounted for $3.8 billion of expenses caused investors to avoid sectors characterized by companies with more complex financials, and this increased the risk premium for high-yield bonds. The market's decline culminated in July with the arrest of senior executives at Adelphia Communications Corp. and WorldCom Inc.'s Chapter 11 bankruptcy filing.


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                                      3

High-Yield Market Rebound
The second half of the period started in October on a slightly weaker note as the high-yield bond market was challenged by concerns about mounting tensions in Iraq, warnings about lower corporate earnings and investors' reaction to economic data and other signals that raised doubts about the strength of the economy. By the end of month, high-yield bond yields, which move opposite to prices, increased to 13.30% as a result of the sell-off in the market. However, despite lingering concerns about the economy, the market rebounded in the final quarter of 2002 as the higher yields rekindled interest among investors.

One of the factors that supported the market was the declining default rate of corporate bonds (i.e., the number of companies failing to make timely interest payments to bondholders). In addition, reports of fraudulent corporate accounting practices that made front-page headlines during the spring, which created a dimmer environment for the high-yield market at that time diminished. Furthermore, the requirement by the Securities and Exchange Commission last summer that principal executive officers and company directors certify the accuracy of their companies' financial statements, we feel, restored some investor confidence in the integrity of corporate financial reporting practices.

When the economy is weak, the Federal Reserve ("Fed")/iv/ may consider lowering its interest rate targets to help stimulate economic activity. The rationale is that if rates trend downward, consumers and corporations can borrow more cheaply and may be inclined to spend more, pumping money into the economy. Furthermore, if yields drop, companies can also borrow more cheaply by issuing bonds at lower rates. When the Fed is expected to lower its rate targets, bond prices often advance under the assumption that in a lower rate environment, new bonds would be issued at lower rates making the older, higher-yielding bonds more valuable. (Conversely, bond prices tend to drop when rates rise.)



                                   [GRAPHIC]

Following an economic report released in October that reflected a weak labor market, the Fed reduced its target for the fed funds rate/v/ by half a percentage point in early November to a four-decade low of 1.25%. The most significant headway in the high-yield market occurred after this time amid considerably stronger inflows of cash during the period relative to the prior six months. Furthermore, perceptions that the economy was improving, coupled with favorable yields available in the market and further declines in the default rate, heightened interest in the high-yield bond market.

During the first quarter of 2003, the high-yield market continued to rally as investors, seeking to put money on the sidelines to work, bid up prices of bonds. Despite more pronounced concerns about war with Iraq, the trend of declining default rates continued to generate more investor confidence in the strength of high-yield bonds.

Analysis of Fund Performance
In terms of its performance, the Fund benefited from its overweighted exposure to bonds from issuers in the consumer products, wireless telecommunications and tower industries and through its underweighted exposure to the the wireline telecommunications and automotive industries relative to the Citigroup High-Yield Market Index,/vi/ which returned 4.91% for the period (marginally higher than the Fund's NAV performance but below its market performance). However, the Fund underperformed the index due in part to its relative overweighted exposure to the cable industry and through its underweighted exposure to the energy industry.

Over the past year, the Fund increased its exposure to the beleaguered investment-grade corporate bond sector, particularly the issues of large-cap companies. After the crisis of confidence in Corporate America sparked by reports of scandalous financial improprieties and the fall-out at Enron and WorldCom, the issues of even solid, blue-chip companies came under heavy scrutiny and were oversold. We used this opportunity to increase holdings in corporate issues of what we considered to be solid companies that, in our view, were competitively priced. The Fund and high-yield market benefited as the crisis in confidence subsided and high-grade corporate issues rebounded.


                                   [GRAPHIC]

As of the period's close, while the Fund was invested in a diversified array of sectors, it maintained significant exposure to the cable/satellite television sector. During the past year, we increased the Fund's exposure to cable issues that we perceived were oversold following the reported problems at Adelphia Communications Corp., which negatively impacted the sector. The Fund also maintained heavier exposure to telecommunication issues for similar reasons, as that sector likewise came under selling pressure following the WorldCom situation.

Our Outlook and Approach
We believe that the high-yield market offers potential long-term values based upon yields of the Citigroup High-Yield Market Index at the end of March of 10.51% (although yields and prices will fluctuate). We feel that current market valuations discount much of the negative news that transpired during 2002, and that many of these concerns, as we previously referenced, are likely to abate to a large extent over this coming year.

Many market observers anticipate the U.S. economy may improve during the next 12 to 18 months, which should prove favorable for corporate earnings and help reduce the rate of defaults on interest payments. Furthermore, the worst news with regard to corporate accounting scandals is likely over. As these concerns ease and once equity markets stabilize, we believe the high-yield bond market should benefit relative to 2002.

Looking for Additional Information?
The Zenix Income Fund Inc. is traded under the symbol "ZIF" and its closing market price is available in most newspapers under the New York Stock Exchange listings. The daily NAV closing price is available online under the symbol XZIFX. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide other additional information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

In a continuing effort to provide information concerning the Zenix Income Fund Inc., shareholders may call 1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Standard Time (EST), for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations.


                                   [GRAPHIC]

Thank you for your investment in the Zenix Income Fund Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Peter J. Wilby                        /s/ Beth A. Semmel

Peter J. Wilby, CFA                       Beth A. Semmel, CFA
Vice President and Investment Officer     Vice President and Investment Officer

April 14, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of March 31, 2003 and are subject to change. Please refer to pages 9 through 27 for a list and percentage breakdown of the Fund's holdings.
------
/i/ NAV is a price that reflects the market value of the Fund's underlying portfolio. However, the price at which an investor may buy or sell shares of the Fund is at the Fund's market price as determined by supply of and demand for the Fund's common shares.
/ii/ Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended March 31, 2003, calculated among 26 funds in the high current yield closed-end fund (leveraged) category with reinvestment of dividends and capital gains excluding sales charges.
/iii/ Annualized distribution yield is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The annualized distribution yield assumes a current monthly income dividend rate of $0.0375 for 12 months. This rate is as of March 31, 2003 and is subject to change. Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares.
/iv/ The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
/v/ The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
/vi/ The Citigroup High-Yield Market Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.


                                   [GRAPHIC]

Take Advantage of the Fund's Dividend Reinvestment Plan!

   Did you know that Fund investors may reinvest their dividends in an effort to take advantage of what can be one of the most effective wealth-building tools available today? When the Fund achieves its objectives, systematic investments by shareholders put time to work for them through the strength of compounding.

   As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

Plan Summary
   If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment then your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

   The number of shares of common stock of the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting 98% of the NAV, or 95% of the market price, whichever is greater.

   If the market price is less than 98% of the NAV at the time of valuation (the close of business on the determination date), PFPC Global Fund Services ("Plan Agent") will buy common stock for your account in the open market.

   If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of 98% of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

   A more complete description of the current Plan appears in the section of this report beginning on page 49. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.


                                   [GRAPHIC]

                                                        Schedule of Investments
                                                                 March 31, 2003

                                   [GRAPHIC]


  Face
Amount++  Rating(a)                         Security                             Value
-----------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 99.2%
Aerospace -- 0.5%
   30,000   B-      Argo-Tech Corp., Sr. Sub. Notes,
                      8.625% due 10/1/07..................................... $    24,900
  330,000   B3*     Dunlop Standard Aerospace Holdings PLC, Sr. Notes,
                      11.875% due 5/15/09....................................     330,000
  150,000   NR      Northrop Grumman Corp., 7.250% due 11/16/04 (b)..........      14,888
                                                                              -----------
                                                                                  369,788
                                                                              -----------
Airlines -- 1.0%
  315,000   C*      Air Canada, Sr. Notes, 10.250% due 3/15/11 (c)...........      77,175
1,723,537   CCC     Airplanes Pass-Through Trust, Corporate Asset-Backed
                      Securities, Series 1, Class D, 10.875% due 3/15/12.....      51,706
                    Continental Airlines, Inc., Pass-Through Certificates:
  114,108   BB        Series 00-2, Class C, 8.312% due 4/2/11................      45,955
  420,000   B+        Series 01-2, Class D, 7.568% due 12/1/06...............     178,493
  275,000   Ba2*      Series 99-2, Class C-2, 7.434% due 9/15/04.............     138,222
                    United Air Lines, Inc., Pass-Through Certificates:
                      Class B:
  167,473   B-          Series 00-1, 8.030% due 7/1/11 (d)...................      33,976
  397,660   Ba3*        Series 00-2, 7.811% due 10/1/09 (d)..................      99,497
  185,000   B-        Class C, Series 01-1, 6.831% due 9/1/08 (d)............      48,463
  163,612   BBB+    US Airways, Inc., Pass-Through Certificates, Series 99-1,
                      8.360% due 1/20/19.....................................     130,365
                                                                              -----------
                                                                                  803,852
                                                                              -----------
Apparel -- 4.7%
                    The Gap Inc., Notes:
  375,000   BB+       5.625% due 5/1/03......................................     375,469
   95,000   BB+       9.900% due 12/15/05....................................     105,331
   50,000   BB+       6.900% due 9/15/07.....................................      51,875
  300,000   BB+       10.550% due 12/15/08...................................     346,500
  180,000   CCC     J. Crew Operating Corp., Sr. Sub. Notes,
                      10.375% due 10/15/07...................................     154,350
                    Levi Strauss & Co.:
                      Notes:
  225,000   BB-         6.800% due 11/1/03...................................     228,656
   95,000   BB-         7.000% due 11/1/06...................................      82,413
                      Sr. Notes:
  355,000   BB-         11.625% due 1/15/08..................................     337,250
  375,000   BB-         12.250% due 12/15/12 (e).............................     357,187

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                                     March 31, 2003 (continued)

                                   [GRAPHIC]


  Face
Amount++  Rating(a)                         Security                            Value
----------------------------------------------------------------------------------------
Apparel -- 4.7% (continued)
  290,000   BBB-    Tommy Hilfiger U.S.A., Inc., Notes, 6.500% due 6/1/03... $   292,900
1,150,000   B       Tropical Sportswear International Corp., Sr. Sub. Notes,
                      Series A, 11.000% due 6/15/08.........................   1,155,750
  230,000   B       The William Carter Co., Sr. Sub. Notes, Series B,
                      10.875% due 8/15/11...................................     257,025
                                                                             -----------
                                                                               3,744,706
                                                                             -----------
Auto Parts: Original Equipment Manufacturer -- 1.1%
  120,000   BB      Arvin Capital Trust I, Capital Securities,
                      9.500% due 2/1/27.....................................     117,450
                    Dana Corp., Notes:
  340,000   BB        6.500% due 3/1/09.....................................     306,000
  155,000   BB        10.125% due 3/15/10...................................     159,263
   70,000   B-      Eagle-Picher Industries, Inc., Sr. Sub. Notes,
                      9.375% due 3/1/08.....................................      57,400
   30,000   CCC     LDM Technologies, Inc., Sr. Sub. Notes, Series B,
                      10.750% due 1/15/07...................................      26,550
  100,000   B-      Rexnord Corp., Sr. Sub. Notes,
                      10.125% due 12/15/12 (e)..............................     106,750
   75,000   B+      TRW Automotive Inc., Sr. Sub. Notes,
                      11.000% due 2/15/13 (e)...............................      75,188
                                                                             -----------
                                                                                 848,601
                                                                             -----------
Broadcasting -- 2.1%
   85,000   B-      Emmis Communications Corp., Sr. Discount Notes,
                      step bond to yield 9.958% due 3/15/11.................      73,100
  120,000   CCC     Imax Corp., Sr. Notes, 7.875% due 12/1/05...............     103,800
  100,000   B       Iron Mountain, Inc., Sr. Sub. Notes,
                      8.625% due 4/1/13.....................................     108,500
   75,000   B-      NextMedia Operating, Inc., Sr. Sub. Notes,
                      10.750% due 7/1/11....................................      81,938
                    Paxson Communications Corp.:
  240,000   B-        Sr. Sub. Discount Notes, step bond to yield
                        11.326% due 1/15/09.................................     193,200
  135,000   B-        Sr. Sub. Notes, 10.750% due 7/15/08...................     147,150
                    Pegasus Communications Corp., Sr. Notes, Series B:
   20,000   Ca*       9.625% due 10/15/05...................................      15,300
  125,000   Ca*       9.750% due 12/1/06....................................      95,625

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                                     March 31, 2003 (continued)

                                   [GRAPHIC]


  Face
Amount++  Rating(a)                      Security                         Value
----------------------------------------------------------------------------------
Broadcasting -- 2.1% (continued)
  265,000   B2*     Radio One, Inc., Sr. Sub. Notes, Series B,
                      8.875% due 7/1/11............................... $   289,512
  125,000   B-      Spanish Broadcasting System, Inc., Sr. Sub. Notes,
                      9.625% due 11/1/09..............................     130,000
  475,000   BBB+    Time Warner Inc., Debentures,
                      6.625% due 5/15/29..............................     447,882
                                                                       -----------
                                                                         1,686,007
                                                                       -----------
Building Products -- 1.6%
   75,000   B       Associated Materials Inc., Sr. Sub. Notes,
                      9.750% due 4/15/12..............................      80,625
  310,000   B-      Atrium Cos., Inc., Sr. Sub. Notes, Series B,
                      10.500% due 5/1/09..............................     323,175
  275,000   B-      Brand Services, Inc., Sr. Sub. Notes,
                      12.000% due 10/15/12 (e)........................     301,469
                    Nortek Holdings Inc., Series B:
  150,000   B+        Sr. Notes, 9.125% due 9/1/07....................     155,625
  385,000   B-        Sr. Sub. Notes, 9.875% due 6/15/11..............     402,325
                                                                       -----------
                                                                         1,263,219
                                                                       -----------
Cable/Satellite Television -- 8.9%
  475,000   NR      Adelphia Communications Corp., Sr. Discount Notes,
                      Series B, zero coupon bond to yield
                      11.167% due 1/15/08 (c).........................     106,875
                    Charter Communications Holdings, LLC:
                      Sr. Discount Notes:
  560,000   Ca*         Step bond to yield 13.028% due 1/15/10........     201,600
  490,000   Ca*         Step bond to yield 13.499% due 1/15/11........     149,450
  320,000   Ca*         Step bond to yield 24.804% due 5/15/11........      99,200
1,150,000   Ca*       Sr. Notes, 10.750% due 10/1/09..................     537,625
                    CSC Holdings Inc.:
  425,000   BB-       Debentures, 7.625% due 7/15/18..................     413,312
                      Sr. Notes:
  175,000   BB-         7.875% due 12/15/07...........................     177,625
                        Series B:
  225,000   BB-           8.125% due 7/15/09..........................     231,187
  125,000   BB-           7.625% due 4/1/11...........................     125,938
                      Sr. Sub. Debentures:
  825,000   B+          10.500% due 5/15/16...........................     905,437
  175,000   B+          9.875% due 4/1/23.............................     181,125

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                                     March 31, 2003 (continued)

                                   [GRAPHIC]


    Face
  Amount++   Rating(a)                       Security                           Value
----------------------------------------------------------------------------------------
Cable/Satellite Television -- 8.9% (continued)
400,000        B1*     DIRECTV Holdings LLC, Sr. Notes,
                         8.375% due 3/15/13 (e)............................. $   443,000
                       EchoStar DBS Corp., Sr. Notes:
625,000        BB-       10.375% due 10/1/07................................     690,625
535,000        BB-       9.125% due 1/15/09.................................     587,162
500,000        BB-       9.375% due 2/1/09..................................     535,000
165,000        B-      Insight Communications Co., Inc., Sr. Discount Notes,
                         step bond to yield 13.748% due 2/15/11.............     117,975
500,000        B+      Mediacom Broadband LLC, Sr. Notes,
                         11.000% due 7/15/13................................     561,250
155,000        CCC-    Pegasus Satellite Communications, Inc., Sr. Discount
                         Notes, step bond to yield 12.380% due 3/1/07.......      89,125
795,000        BB-     Rogers Cablesystems Ltd., Sr. Sub. Debentures,
                         11.000% due 12/1/15................................     842,700
335,000/GBP/   Ca*     Telewest Communications PLC, Bonds,
                         5.250% due 2/19/07 (c)(e)(f).......................     100,637
                                                                             -----------
                                                                               7,096,848
                                                                             -----------
Casinos - Gambling -- 4.1%
265,000        B       Alliance Gaming Corp., Sr. Sub. Notes, Series B,
                         10.000% due 8/1/07.................................     278,912
370,000        B       Ameristar Casinos, Inc., Sr. Sub. Notes,
                         10.750% due 2/15/09................................     403,300
100,000        B+      Horseshoe Gaming Holding Corp., Sr. Sub. Notes,
                         Series B, 8.625% due 5/15/09.......................     106,000
                       Mandalay Resort Group:
125,000        BB-       Sr. Sub. Debentures, 7.625% due 7/15/13............     121,875
340,000        BB-       Sr. Sub. Notes, Series B, 10.250% due 8/1/07.......     369,325
                       MGM MIRAGE, Sr. Sub. Notes:
155,000        BB+       9.750% due 6/1/07..................................     171,275
225,000        BB+       8.375% due 2/1/11..................................     241,875
                       Park Place Entertainment Corp., Sr. Sub. Notes:
200,000        BB+       8.875% due 9/15/08.................................     213,000
100,000        BB+       7.875% due 3/15/10.................................     102,250
455,000        BB+       8.125% due 5/15/11.................................     472,062
320,000        B+      Station Casinos, Inc., Sr. Sub. Notes,
                         8.875% due 12/1/08.................................     336,800

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                                     March 31, 2003 (continued)

                                   [GRAPHIC]


  Face
Amount++ Rating(a)                         Security                             Value
----------------------------------------------------------------------------------------
Casinos - Gambling -- 4.1% (continued)
455,000    B-      Venetian Casino Resort, LLC/Las Vegas Sands, Inc.,
                     Mortgage Notes, 11.000% due 6/15/10.................... $   478,319
                                                                             -----------
                                                                               3,294,993
                                                                             -----------
Chemicals - Major -- 0.7%
                   Huntsman ICI Holdings LLC:
935,000    B-        Sr. Discount Notes, zero coupon bond to yield
                       13.253% due 12/31/09.................................     238,425
155,000    B         Sr. Notes, 9.875% due 3/1/09...........................     165,850
250,000    CCC+    Texas Petrochemical Corp., Sr. Sub. Notes,
                     11.125% due 7/1/06.....................................     146,250
                                                                             -----------
                                                                                 550,525
                                                                             -----------
Chemicals - Specialty -- 3.0%
195,000    Ba2*    Airgas, Inc., Sr. Sub. Notes,
                     9.125% due 10/1/11.....................................     215,963
305,000    B-      Avecia Group PLC, Sr. Notes,
                     11.000% due 7/1/09.....................................     260,775
310,000    BB      IMC Global Inc., Sr. Notes, Series B,
                     11.250% due 6/1/11.....................................     337,900
300,000    B+      International Specialty Holdings Inc., Sr. Secured Notes,
                     Series B, 10.625% due 12/15/09.........................     295,500
315,000    BB-     ISP Chemco Inc., Sr. Sub. Notes, Series B,
                     10.250% due 7/1/11.....................................     340,987
315,000    BB      Lyondell Chemical Co., Sr. Secured Notes,
                     11.125% due 7/15/12....................................     326,025
125,000    BBB-    Methanex Corp., Sr. Notes, 8.750% due 8/15/12............     135,938
105,000    B-      OM Group, Inc., Sr. Sub. Notes,
                     9.250% due 12/15/11....................................      82,425
 30,000    BB-     Terra Capital Inc., Sr. Secured Notes,
                     12.875% due 10/15/08...................................      31,950
425,000    B       Terra Industries Inc., Sr. Notes, Series B,
                     10.500% due 6/15/05....................................     363,375
                                                                             -----------
                                                                               2,390,838
                                                                             -----------
Coal -- 0.3%
230,000    BB      Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11.........     258,175
                                                                             -----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                                     March 31, 2003 (continued)

                                   [GRAPHIC]


  Face
Amount++ Rating(a)                      Security                         Value
---------------------------------------------------------------------------------
Construction/AG Equipment/Trucks -- 1.1%
                   Case Corp., Notes:
110,000    BB        7.250% due 8/1/05............................... $   104,500
 75,000    BB        7.250% due 1/15/16..............................      60,000
 75,000    BB      Case Credit Corp., Notes, 6.750% due 10/21/07.....      65,625
110,000    CCC+    Columbus McKinnon Corp., Sr. Sub. Notes,
                     8.500% due 4/1/08...............................      76,450
205,000    BB-     Navistar International Corp., Sr. Notes, Series B,
                     9.375% due 6/1/06...............................     208,075
120,000    B+      NMHG Holding Co., Sr. Notes, 10.000% due 5/15/09..     128,400
250,000    B       Terex Corp., Sr. Sub. Notes, 8.875% due 4/1/08....     246,875
                                                                      -----------
                                                                          889,925
                                                                      -----------
Consumer Specialties -- 4.1%
375,000    B+      AKI, Inc., Sr. Notes, 10.500% due 7/1/08..........     373,125
                   American Greetings Corp.:
290,000    BBB-      Notes, 6.100% due 8/1/28........................     279,850
140,000    BB+       Sr. Sub. Notes, 11.750% due 7/15/08.............     159,600
 50,000    B+      Central Garden & Pet Co., Sr. Sub. Notes,
                     9.125% due 2/1/13 (e)...........................      52,500
 30,000    B-      Doane Pet Care Co., Sr. Sub. Notes,
                     9.750% due 5/15/07..............................      27,150
350,000    B-      Icon Health & Fitness, Inc., Sr. Sub. Notes,
                     11.250% due 4/1/12..............................     362,250
215,000    BB-     Mail-Well I Corp., Sr. Notes, 9.625% due 3/15/12..     210,163
250,000    CCC+    Revlon Consumer Products Corp., Sr. Secured Notes,
                     12.000% due 12/1/05.............................     230,000
                   Service Corp. International:
220,000    BB-       Debentures, 7.875% due 2/1/13...................     215,050
                     Notes:
270,000    BB-         6.875% due 10/1/07............................     262,575
635,000    BB-         6.500% due 3/15/08............................     611,187
280,000    BB-     Sola International Inc., Notes, 6.875% due 3/15/08     253,885
230,000    B+      Stewart Enterprises, Inc., Sr. Sub. Notes,
                     10.750% due 7/1/08..............................     253,287
                                                                      -----------
                                                                        3,290,622
                                                                      -----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                                     March 31, 2003 (continued)

                                   [GRAPHIC]


  Face
Amount++ Rating(a)                        Security                           Value
-------------------------------------------------------------------------------------
Containers - Packaging -- 4.1%
325,000    B+      Anchor Glass Container Corp., Sr. Secured Notes,
                     11.000% due 2/15/13 (e)............................. $   338,000
200,000    B       Del Monte Corp., Sr. Sub. Notes,
                     8.625% due 12/15/12 (e).............................     213,000
600,000    BB      Owens-Brockway Glass Container Inc.,
                     Sr. Secured Notes, 8.875% due 2/15/09...............     622,500
100,000    B+      Owens-Illinois, Inc., Sr. Notes, 7.150% due 5/15/05...      99,500
110,000    B-      Packaged Ice, Inc., Sr. Notes, Series B,
                     9.750% due 2/1/05...................................     101,200
275,000    B+      Plastipak Holdings, Inc., Sr. Notes,
                     10.750% due 9/1/11..................................     286,000
 60,000    B-      Pliant Corp., Sr. Sub. Notes, 13.000% due 6/1/10......      54,900
125,000    B       Radnor Holdings, Inc., Sr. Notes, Series B,
                     11.000% due 3/15/10 (e).............................     121,875
275,000    BBB     Sealed Air Corp., Notes, 6.950% due 5/15/09 (e).......     290,544
775,000    B       Stone Container Finance Corp., Sr. Notes,
                     11.500% due 8/15/06 (e).............................     835,062
385,000    B-      Tekni-Plex, Inc., Sr. Sub. Notes, Series B,
                     12.750% due 6/15/10.................................     352,275
                                                                          -----------
                                                                            3,314,856
                                                                          -----------
Contract Drilling -- 0.5%
 60,000    B-      Parker Drilling Co., Sub. Notes, 5.500% due 8/1/04 (f)      57,150
335,000    BB      Pride International, Inc., Sr. Notes,
                     10.000% due 6/1/09..................................     366,825
                                                                          -----------
                                                                              423,975
                                                                          -----------
Diversified Commercial Services -- 0.4%
180,000    Ca*     Outsourcing Solutions Inc., Sr. Sub. Notes, Series B,
                     11.000% due 11/1/06 (c).............................       2,700
335,000    Ba3*    Spherion Corp., Sub. Notes, 4.500% due 6/1/05 (f).....     298,987
                                                                          -----------
                                                                              301,687
                                                                          -----------
Diversified Financial Services -- 1.1%
405,000    Ba1*    Markel Capital Trust I, Capital Securities, Series B,
                     8.710% due 1/1/46...................................     343,955
375,000    B       MDP Acquisitions PLC, Sr. Notes,
                     9.625% due 10/1/12 (e)..............................     397,031

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                                     March 31, 2003 (continued)

                                   [GRAPHIC]


  Face
Amount++  Rating(a)                      Security                          Value
-----------------------------------------------------------------------------------
Diversified Financial Services -- 1.1% (continued)
  185,000   BB+     PXRE Capital Trust I, Capital Trust Pass-Through
                      Securities, 8.850% due 2/1/27.................... $   147,535
                                                                        -----------
                                                                            888,521
                                                                        -----------
Diversified Manufacturing -- 3.9%
  220,000   NR      Aqua-Chem, Inc., Sr. Sub. Notes, 11.250% due 7/1/08     171,600
  265,000   B       Flowserve Corp., Sr. Sub. Notes,
                      12.250% due 8/15/10..............................     295,475
  125,000   BB+     FMC Corp., Medium-Term Notes, Series A,
                      6.750% due 5/5/05................................     120,697
  155,000   CCC+    Foamex L.P., Sr. Sub. Notes, 9.875% due 6/15/07....      34,100
1,000,000   Baa1*   Ford Motor Co., Notes, 7.450% due 7/16/31..........     767,263
  340,000   CCC+    Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09...     309,400
  465,000   Ba2*    Louisiana-Pacific Corp., Sr. Sub. Notes,
                      10.875% due 11/15/08.............................     513,825
  145,000   B+      Millar Western Forest Products Ltd., Sr. Notes,
                      9.875% due 5/15/08...............................     148,988
  475,000   CCC+    Park-Ohio Industries, Inc., Sr. Sub. Notes,
                      9.250% due 12/1/07...............................     349,125
  300,000   BBB-    Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11...     328,370
  100,000   BB-     Wolverine Tube, Inc., Sr. Notes,
                      10.500% due 4/1/09...............................     106,500
                                                                        -----------
                                                                          3,145,343
                                                                        -----------
Electric Utilities -- 2.1%
  105,000   BB+     Avista Corp., Sr. Notes, 9.750% due 6/1/08.........     113,925
                    Avon Energy Partners Holdings:
  375,000   B         Notes, 6.460% due 3/4/08 (e).....................     301,875
  350,000   B         Sr. Notes, 7.050% due 12/11/07 (e)...............     283,500
                    CMS Energy Corp., Sr. Notes:
  200,000   B+        7.625% due 11/15/04..............................     186,000
  110,000   B+        9.875% due 10/15/07..............................     102,300
  310,000   BB-     Edison Mission Energy, Sr. Notes,
                      10.000% due 8/15/08..............................     240,250
  470,000   B3*     Orion Power Holdings, Inc., Sr. Notes,
                      12.000% due 5/1/10...............................     430,050
                                                                        -----------
                                                                          1,657,900
                                                                        -----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                                     March 31, 2003 (continued)

                                   [GRAPHIC]


  Face
Amount++  Rating(a)                        Security                           Value
--------------------------------------------------------------------------------------
Electronic Components -- 1.3%
   95,000   BBB-    Arrow Electronics, Inc., Debentures,
                      6.875% due 6/1/18................................... $    87,895
  615,000   Ba2*    Celestica Inc., Liquid Yield Option Notes, zero coupon
                      bond to yield 11.378% due 8/1/20 (f)................     307,500
  430,000   B1*     Sanmina-SCI Corp., Sub. Debentures, zero coupon bond
                      to yield 10.805% due 9/12/20 (f)....................     194,575
  440,000   BBB-    Thomas & Betts Corp., Notes, 6.625% due 5/7/08........     434,500
                                                                           -----------
                                                                             1,024,470
                                                                           -----------
Environmental Services -- 1.7%
                    Allied Waste North America, Inc., Series B:
  245,000   BB-       Sr. Notes, 7.875% due 1/1/09........................     250,819
                      Sr. Sub. Notes:
  455,000   BB-         8.500% due 12/1/08................................     480,594
  630,000   B+          10.000% due 8/1/09................................     656,775
                                                                           -----------
                                                                             1,388,188
                                                                           -----------
Finance Companies -- 1.2%
1,246,000   NR      The FINOVA Group Inc., Notes, 7.500% due 11/15/09.....     445,445
  225,000   A3*     Ford Motor Credit Co., Notes, 7.250% due 10/25/11.....     206,811
  225,000   A2*     General Motors Acceptance Corp., Notes,
                      6.875% due 8/28/12..................................     222,384
  190,000   B       Penhall International Corp., Sr. Notes,
                      12.000% due 8/1/06..................................     117,563
                                                                           -----------
                                                                               992,203
                                                                           -----------
Food Distributors -- 1.0%
  300,000   BB+     Ahold Finance USA Inc., Notes, 8.250% due 7/15/10.....     255,000
                    Aurora Foods Inc., Sr. Sub. Notes, Series B:
   35,000   Ca*       9.875% due 2/15/07..................................      16,100
  310,000   Ca*       8.750% due 7/1/08...................................     139,500
  195,000   BB-     Dean Foods Co., Sr. Notes, 6.900% due 10/15/17........     180,854
  265,000   B+      The Great Atlantic & Pacific Tea Co., Inc., Notes,
                      7.750% due 4/15/07..................................     214,981
                                                                           -----------
                                                                               806,435
                                                                           -----------
Foods - Specialty -- 1.1%
  155,000   B+      Cott Beverages Inc., Sr. Sub. Notes,
                      8.000% due 12/15/11.................................     165,075

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                                     March 31, 2003 (continued)

                                   [GRAPHIC]


  Face
Amount++ Rating(a)                         Security                             Value
----------------------------------------------------------------------------------------
Foods - Specialty -- 1.1% (continued)
395,000    B2*     Michael Foods, Inc., Sr. Sub. Notes, Series B,
                     11.750% due 4/1/11..................................... $   444,375
125,000    CCC     Mrs. Fields' Original Cookies, Inc., Sr. Notes, Series B,
                     10.125% due 12/1/04....................................      69,375
175,000    BBB     Tyson Foods, Inc., Notes, 7.000% due 1/15/28.............     167,362
                                                                             -----------
                                                                                 846,187
                                                                             -----------
Health Industry Services -- 2.7%
120,000    B2*     Extendicare Health Services Inc., Sr. Notes,
                     9.500% due 7/1/10......................................     119,400
450,000    B-      Hanger Orthopedic Group, Inc., Sr. Sub. Notes,
                     11.125% due 6/15/09....................................     479,250
300,000    B-      InSight Health Services Corp., Sr. Sub. Notes, Series B,
                     9.875% due 11/1/11.....................................     289,500
380,000    B+      Per-Se Technologies, Inc., Sr. Notes, Series B,
                     9.500% due 2/15/05.....................................     381,900
600,000    B       Total Renal Care Holdings, Inc., Sub. Notes,
                     7.000% due 5/15/09 (f).................................     609,750
305,000    B-      Universal Hospital Services, Inc., Sr. Notes,
                     10.250% due 3/1/08.....................................     298,900
                                                                             -----------
                                                                               2,178,700
                                                                             -----------
Home Building -- 2.9%
155,000    BB      Beazer Homes USA, Inc., Sr. Notes,
                     8.625% due 5/15/11.....................................     162,750
                   D.R. Horton, Inc.:
285,000    Ba1*      Sr. Notes, 8.000% due 2/1/09...........................     299,962
160,000    Ba2*      Sr. Sub. Notes, 9.375% due 3/15/11.....................     168,800
235,000    BB-     KB HOME, Sr. Sub. Notes, 9.500% due 2/15/11..............     254,387
265,000    BBB-    Lennar Corp., Sr. Notes, Series B, 9.950% due 5/1/10.....     308,313
195,000    Ba3*    Meritage Corp., Sr. Notes, 9.750% due 6/1/11.............     206,700
185,000    BB+     The Ryland Group, Inc., Sr. Notes, 9.750% due 9/1/10.....     208,125
335,000    Ba2*    Schuler Homes, Inc., Sr. Sub. Notes,
                     10.500% due 7/15/11....................................     366,825
                   Standard Pacific Corp.:
205,000    BB        Sr. Notes, 8.500% due 4/1/09...........................     211,919
155,000    Ba3*      Sr. Sub. Notes, 9.250% due 4/15/12.....................     158,488
                                                                             -----------
                                                                               2,346,269
                                                                             -----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                                     March 31, 2003 (continued)

                                   [GRAPHIC]


  Face
Amount++ Rating(a)                        Security                            Value
--------------------------------------------------------------------------------------
Home Furnishings -- 2.0%
100,000    B-      Home Interiors & Gifts, Inc., Sr. Sub. Notes,
                     10.125% due 6/1/08................................... $    97,875
385,000    CCC     Remington Products Co., LLC, Sr. Sub. Notes, Series D,
                     11.000% due 5/15/06..................................     379,225
                   Salton, Inc., Sr. Sub. Notes:
 35,000    B         10.750% due 12/15/05.................................      35,088
355,000    B         12.250% due 4/15/08..................................     358,550
                   Sealy Mattress Co.:
500,000    B-        Sr. Discount Notes, Series B,
                       10.875% due 12/15/07...............................     525,625
 75,000    B-        Sr. Sub. Notes, Series B, 9.875% due 12/15/07........      77,625
310,000    CCC+    WestPoint Stevens Inc., Sr. Notes,
                     7.875% due 6/15/08...................................      94,550
                                                                           -----------
                                                                             1,568,538
                                                                           -----------
Hospital - Nursing Management -- 1.1%
300,000    B-      AmeriPath, Inc., Sr. Sub. Notes,
                     10.500% due 4/1/13 (e)...............................     310,500
200,000    BBB-    Tenet Healthcare Corp., Sr. Notes,
                     5.375% due 11/15/06..................................     198,000
375,000    B3*     Vanguard Health Systems, Inc., Sr. Sub. Notes,
                     9.750% due 8/1/11....................................     358,125
                                                                           -----------
                                                                               866,625
                                                                           -----------
Hotel - Resort -- 2.5%
275,000    B2*     Courtyard by Marriott II L.P., Sr. Notes, Series B,
                     10.750% due 2/1/08...................................     266,750
450,000    Ba3*    Felcor Lodging, L.P., Sr. Notes, 9.500% due 9/15/08....     414,000
                   Hilton Hotels Corp.:
100,000    BBB-      Notes, 7.625% due 12/1/12............................     100,454
270,000    BBB-      Sr. Notes, 7.950% due 4/15/07........................     278,388
515,000    Ba3*    Host Marriott, L.P., Sr. Notes, Series I,
                     9.500% due 1/15/07...................................     515,644
425,000    B-      Meristar Hospitality Operating Partnership, L.P.,
                     Sr. Notes, 10.500% due 6/15/09.......................     382,500
                                                                           -----------
                                                                             1,957,736
                                                                           -----------
Leisure/Movies/Entertainment -- 0.5%
380,000    B       Six Flags, Inc., Sr. Discount Notes, step bond to yield
                     12.025% due 4/1/08...................................     371,925
                                                                           -----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                                     March 31, 2003 (continued)

                                   [GRAPHIC]


  Face
Amount++ Rating(a)                         Security                            Value
---------------------------------------------------------------------------------------
Medical/Drugs -- 0.1%
 75,000    B-      aaiPharma Inc., Sr. Sub. Notes,
                     11.000% due 4/1/10.................................... $    76,875
                                                                            -----------
Multi-Sector Companies -- 2.5%
395,000    BB      Compagnie Generale de Geophysique S.A., Sr. Notes,
                     10.625% due 11/15/07..................................     371,300
179,000    Aa2*    Pennzoil-Quaker State Co., Sr. Notes,
                     10.000% due 11/1/08...................................     220,238
297,000    BB+     Standard Commercial Tobacco Corp.,
                     Sr. Notes, 8.875% due 8/1/05..........................     305,539
290,000    B       Tesoro Petroleum Corp., Sr. Sub. Notes,
                     9.625% due 4/1/12.....................................     249,400
175,000    Baa2*   Windsor Petroleum Transport Corp., Notes,
                     7.840% due 1/15/21 (e)................................     148,618
                   The Williams Cos., Inc.:
 75,000    B         Bonds, 8.750% due 3/15/32 (e).........................      63,375
                     Notes:
275,000    B           7.625% due 7/15/19..................................     218,625
475,000    B           7.875% due 9/1/21...................................     380,000
                                                                            -----------
                                                                              1,957,095
                                                                            -----------
Office Automation and Equipment -- 0.9%
780,000    NR      Xerox Corp., Term Loan, 5.970% due 4/30/05 (g)..........     752,700
                                                                            -----------
Oil and Gas Production -- 3.7%
 90,000    B       Denbury Management, Inc., Sr. Sub. Notes,
                     9.000% due 3/1/08.....................................      94,725
250,000    BB-     El Paso Energy Partners, L.P., Sr. Sub. Notes, Series B,
                     8.500% due 6/1/11.....................................     256,250
225,000    B       Houston Exploration Co., Sr. Sub. Notes, Series B,
                     8.625% due 1/1/08.....................................     235,687
305,000    B+      Magnum Hunter Resources, Inc., Sr. Notes,
                     9.600% due 3/15/12....................................     328,637
255,000    B       Nuevo Energy Co., Sr. Sub. Notes, Series B,
                     9.500% due 6/1/08.....................................     263,925
155,000    BB+     Ocean Energy, Inc., Sr. Sub. Notes, Series B,
                     8.375% due 7/1/08.....................................     163,913
155,000    B       Plains Exploration & Production Co., Sr. Sub. Notes,
                     Series B, 8.750% due 7/1/12...........................     161,975

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                                     March 31, 2003 (continued)

                                   [GRAPHIC]


  Face
Amount++ Rating(a)                         Security                            Value
---------------------------------------------------------------------------------------
Oil and Gas Production -- 3.7% (continued)
                   Pogo Producing Co., Sr. Sub. Notes, Series B:
 60,000    BB        10.375% due 2/15/09................................... $    65,100
 90,000    BB        8.250% due 4/15/11....................................      97,200
300,000    B-      Range Resources Corp., Sr. Sub. Notes,
                     8.750% due 1/15/07....................................     305,250
155,000    BB-     SESI, LLC, Sr. Notes, 8.875% due 5/15/11................     165,075
125,000    B       Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12.....     127,813
                   Vintage Petroleum, Inc.:
215,000    BB-       Sr. Notes, 8.250% due 5/1/12..........................     229,513
                     Sr. Sub. Notes:
145,000    B1*         9.750% due 6/30/09..................................     154,425
 50,000    B1*         7.875% due 5/15/11..................................      50,750
250,000    Ba3*    Westport Resources Corp., Sr. Sub. Notes,
                     8.250% due 11/1/11....................................     268,125
                                                                            -----------
                                                                              2,968,363
                                                                            -----------
Oil and Gas Transmission -- 0.5%
365,000    BB-     Leviathan Gas Pipeline Partners, L.P., Sr. Sub. Notes,
                     Series B, 10.375% due 6/1/09..........................     383,250
                                                                            -----------
Paper -- 1.1%
                   Buckeye Technologies Inc., Sr. Sub. Notes:
155,000    B+        9.250% due 9/15/08....................................     146,475
555,000    B+        8.000% due 10/15/10...................................     488,400
250,000    BB+     Tembec Industries, Inc., Sr. Notes,
                     8.625% due 6/30/09 (e)................................     257,187
                                                                            -----------
                                                                                892,062
                                                                            -----------
Publishing -- 1.5%
175,000    B       Dex Media East LLC, Sr. Sub. Notes,
                     12.125% due 11/15/12 (e)..............................     204,750
155,000    B+      Garden State Newspapers, Inc., Sr. Sub. Notes, Series B,
                     8.750% due 10/1/09....................................     159,650
402,991    B-      Hollinger Participation Trust, Sr. Notes, Payment-in-
                     kind, 12.125% due 11/15/10 (e)........................     406,013
150,000    B       PEI Holdings, Inc., Sr. Notes,
                     11.000% due 3/15/10 (e)...............................     157,875
 75,000    B+      RH Donnelley Finance Corp. I, Sr. Sub. Notes,
                     10.875% due 12/15/12 (e)..............................      86,063

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                                     March 31, 2003 (continued)

                                   [GRAPHIC]


  Face
Amount++ Rating(a)                        Security                            Value
--------------------------------------------------------------------------------------
Publishing -- 1.5% (continued)
100,000    B       Von Hoffman Corp., Sr. Notes,
                     10.250% due 3/15/09.................................. $   100,000
150,000    B       Yell Finance BV, Sr. Discount Notes, step bond to yield
                     12.263% due 8/1/11...................................     116,250
                                                                           -----------
                                                                             1,230,601
                                                                           -----------
Real Estate -- 0.4%
330,000    Ba3*    HMH Properties, Inc., Sr. Secured Notes, Series A,
                     7.875% due 8/1/05....................................     325,050
                                                                           -----------
Rental/Leasing Companies -- 1.1%
530,000    BBB-    Avis Group Holdings, Inc., Sr. Sub. Notes,
                     11.000% due 5/1/09...................................     594,262
305,000    B       Williams Scotsman, Inc., Sr. Notes,
                     9.875% due 6/1/07....................................     298,137
                                                                           -----------
                                                                               892,399
                                                                           -----------
Restaurants -- 1.0%
 95,000    B-      American Restaurant Group, Inc., Sr. Secured Notes,
                     Series D, 11.500% due 11/1/06........................      66,025
125,000    CCC+    CKE Restaurants, Inc., Sr. Secured Notes,
                     9.125% due 5/1/09....................................     111,250
160,000    CCC+    Denny's Corp., Sr. Notes, 11.250% due 1/15/08..........     126,400
 80,000    B-      Friendly Ice Cream Corp., Sr. Notes,
                     10.500% due 12/1/07..................................      80,800
 95,000    B+      Perkins Family Restaurants, L.P., Sr. Notes, Series B,
                     10.125% due 12/15/07.................................      84,550
375,000    B+      Sbarro, Inc., Sr. Notes, 11.000% due 9/15/09...........     345,000
                                                                           -----------
                                                                               814,025
                                                                           -----------
Retail - Other Specialty Stores -- 3.6%
280,000    B       Advance Stores Co., Inc., Sr. Sub. Notes, Series B,
                     10.250% due 4/15/08..................................     295,750
 75,000    B       Cole National Group, Inc., Sr. Sub. Notes,
                     8.625% due 8/15/07...................................      68,625
                   J.C. Penney Co., Inc., Notes:
450,000    BBB-      8.000% due 3/1/10....................................     468,000
309,000    BBB-      9.000% due 8/1/12....................................     330,630

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                                     March 31, 2003 (continued)

                                   [GRAPHIC]


  Face
Amount++  Rating(a)                       Security                          Value
------------------------------------------------------------------------------------
Retail - Other Specialty Stores -- 3.6% (continued)
  245,000   B-      Jo-Ann Stores, Inc., Sr. Sub. Notes,
                      10.375% due 5/1/07................................ $   259,700
  155,000   BB-     The Pep Boys -- Manny, Moe & Jack, Medium-Term
                      Notes, 6.710% due 11/3/04.........................     152,675
   95,000   B-      Petro Stopping Centers L.P., Sr. Notes,
                      10.500% due 2/1/07................................      91,200
                    Rite Aid Corp.:
  320,000   B-        Notes, 7.125% due 1/15/07.........................     283,600
                      Sr. Notes:
  455,000   B-          7.625% due 4/15/05..............................     436,800
   75,000   B-          11.250% due 7/1/08..............................      74,625
  359,000   BB      Saks Inc., Notes, 9.875% due 10/1/11................     378,296
                                                                         -----------
                                                                           2,839,901
                                                                         -----------
Savings and Loan Associations -- 2.0%
1,000,000   B3*     Ocwen Capital Trust I, Capital Securities,
                      10.875% due 8/1/27................................     805,000
  450,000   B1*     Ocwen Federal Bank FSB, Sub. Debentures,
                      12.000% due 6/15/05...............................     456,750
  312,000   B1*     Ocwen Financial Corp., Notes, 11.875% due 10/1/03...     316,680
                                                                         -----------
                                                                           1,578,430
                                                                         -----------
Semiconductors -- 1.0%
  320,000   B3*     Amkor Technology, Inc., Sub. Notes,
                      5.000% due 3/15/07 (f)............................     222,800
  485,000   Ba3*    LSI Logic Corp., Sub. Notes, 4.000% due 2/15/05 (f).     449,231
  125,000   B3*     Vitesse Semiconductor Corp., Sub. Debentures,
                      4.000% due 3/15/05 (f)............................     109,844
                                                                         -----------
                                                                             781,875
                                                                         -----------
Telecommunications - Other -- 7.6%
                    American Tower Corp.:
  675,000   CCC       Sr. Notes, 9.375% due 2/1/09......................     610,875
  165,000   B3*       Sr. Sub. Discount Notes, zero coupon bond to yield
                        12.243% due 8/1/08 (b)(e).......................     109,725
                    AT&T Corp., Sr. Notes:
  425,000   BBB+      7.800% due 11/15/11...............................     458,267
  675,000   BBB+      8.500% due 11/15/31...............................     728,042
  175,000   B+      Avaya Inc., Sr. Secured Notes, 11.125% due 4/1/09...     179,375

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                                     March 31, 2003 (continued)

                                   [GRAPHIC]


    Face
  Amount++   Rating(a)                       Security                           Value
----------------------------------------------------------------------------------------
Telecommunications - Other -- 7.6% (continued)
545,000/EUR/   B-      Colt Telecom Group PLC, Sr. Convertible Notes,
                         2.000% due 4/3/07 (e)(f)........................... $   320,752
650,000        NR      Metromedia Fiber Network, Inc., Sr. Secured Notes,
                         14.000% due 3/15/07 (c)............................     178,750
350,000        B       Nortel Networks Corp., Notes, 6.875% due 9/1/23......     274,750
155,000        B       Northern Telecom Capital Corp., Notes,
                         7.875% due 6/15/26.................................     121,675
                       Qwest Corp.:
350,000        Ba3*      Debentures, 6.875% due 9/15/33.....................     297,500
735,000        Ba3*      Notes, 8.875% due 3/15/12 (e)......................     786,450
283,000        CCC+    Qwest Services Corp., Notes,
                         14.000% due 12/15/14 (e)...........................     306,347
                       SBA Communications Corp.:
125,000        Caa2*     Sr. Discount Notes, 12.000% due 3/1/08.............      96,875
175,000        Caa2*     Sr. Notes, 10.250% due 2/1/09......................     126,000
                       Sprint Capital Corp., Notes:
600,000        BBB-      6.875% due 11/15/28................................     528,000
900,000        BBB-      8.750% due 3/15/32.................................     931,500
                                                                             -----------
                                                                               6,054,883
                                                                             -----------
Telephone - Cellular -- 6.2%
375,000        Caa2*   AirGate PCS, Inc., Sr. Sub. Notes, step bond to yield
                         15.651% due 10/1/09................................      65,625
                       AT&T Wireless Services, Inc.:
700,000        BBB       Notes, 8.125% due 5/1/12...........................     793,828
775,000        BBB       Sr. Notes, 7.875% due 3/1/11.......................     868,356
                       Crown Castle International Corp.:
350,000        B3*       Sr. Discount Notes, step bond to yield
                           20.021% due 5/15/11..............................     285,250
430,000        B3*       Sr. Notes, 10.750% due 8/1/11......................     421,400
525,000        B3*     Dobson/Sygnet Communications Co., Sr. Notes,
                         12.250% due 12/15/08...............................     501,375
                       Nextel Communications, Inc.:
850,000        B         Sr. Discount Notes, 9.950% due 2/15/08.............     890,375
850,000        B         Sr. Notes, 9.375% due 11/15/09.....................     896,750
260,000        CCC+    Nextel Partners, Inc., Sr. Notes,
                         12.500% due 11/15/09...............................     267,800
                                                                             -----------
                                                                               4,990,759
                                                                             -----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                                     March 31, 2003 (continued)

                                   [GRAPHIC]


  Face
Amount++  Rating(a)                   Security                       Value
-----------------------------------------------------------------------------
Transportation - Marine -- 0.4%
  200,000   B+      General Maritime Corp., Sr. Notes,
                      10.000% due 3/15/13 (e).................... $   205,000
  155,000   CCC+    Oglebay Norton Co., Sr. Sub. Notes,
                      10.000% due 2/1/09.........................      56,575
   95,000   B       Trico Marine Services, Inc., Sr. Notes,
                      8.875% due 5/15/12.........................      88,825
                                                                  -----------
                                                                      350,400
                                                                  -----------
Unregulated Power Generation -- 2.3%
                    AES Corp.:
  615,000   B-        Sr. Notes, 9.500% due 6/1/09...............     530,437
  205,000   B-        Sr. Sub. Notes, 10.250% due 7/15/06........     158,875
  695,000   B+      Calpine Canada Energy Finance ULC, Sr. Notes,
                      8.500% due 5/1/08..........................     403,100
                    Calpine Corp., Sr. Notes:
  155,000   B+        8.750% due 7/15/07.........................      90,675
1,165,000   B+        8.625% due 8/15/10.........................     652,400
                                                                  -----------
                                                                    1,835,487
                                                                  -----------
                    TOTAL CORPORATE BONDS AND NOTES
                    (Cost -- $80,637,196)........................  79,291,812
                                                                  -----------

 Shares
---------
COMMON STOCK -- 0.1%
Containers - Packaging -- 0.0%
    6,729           Aurora Foods Inc. (h)........................       2,557
                                                                  -----------
Telecommunications -- 0.1%
    6,073           Crown Castle International Corp. (h).........      33,402
      870           McLeodUSA Inc., Class A Shares (h)...........         479
      900           Motorola, Inc................................      26,604
                                                                  -----------
                                                                       60,485
                                                                  -----------
                    TOTAL COMMON STOCK
                    (Cost -- $100,676)...........................      63,042
                                                                  -----------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                                     March 31, 2003 (continued)

                                   [GRAPHIC]



 Shares                              Security                                 Value
----------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.3%
Communications -- 0.0%
   200   Broadwing Communications, Inc., Series B, 12.500% due 8/15/09.... $    18,500

                                                                           -----------
Telecommunications -- 0.3%
 4,800   Crown Castle International Corp., 6.250% due 8/15/12.............     131,400
   875   CSC Holdings Inc., Series M, 11.125% due 4/1/08..................      89,688
   171   Dobson Communications Corp., Payment-in-kind, 13.000% due 5/1/09.      13,536
 1,000   Global Crossing Holding Ltd., 6.750% due 4/15/12 (h)(d)..........          10

                                                                           -----------
                                                                               234,634

                                                                           -----------
         TOTAL PREFERRED STOCK
         (Cost -- $513,650)...............................................     253,134

                                                                           -----------

Warrants
--------
WARRANTS (h) -- 0.0%
Broadcasting -- 0.0%
 2,450.. UIH Australia Pacific, Inc., Expire 5/15/06......................          25

                                                                           -----------
Containers - Packaging -- 0.0%
    60   Pliant Corp., Expire 6/1/10 (e)..................................          68

                                                                           -----------
Internet Services -- 0.0%
   325   Cybernet Internet Services International, Inc., Expire 7/1/09 (e)           0
 1,170   WAM!NET Inc., Expire 3/1/05......................................          12

                                                                           -----------
                                                                                    12

                                                                           -----------
Printing/Forms -- 0.0%
   335   Merrill Corp., Expire 5/1/09.....................................          34

                                                                           -----------
Telecommunications - Other -- 0.0%
   265   GT Group Telecom Inc., Expire 2/1/10 (e).........................         199
 7,130   Pagemart, Inc., Expire 12/31/03..................................          71
 1,300   RSL Communications, Ltd., Expire 11/15/06........................         183

                                                                           -----------
                                                                                   453

                                                                           -----------
Telephone - Cellular -- 0.0%
 1,000   Iridium World Communications Ltd., Expire 7/15/05 (e)............          10

                                                                           -----------
         TOTAL WARRANTS (Cost -- $177,891)................................         602

                                                                           -----------

                      See Notes to Financial Statements.

                                   [GRAPHIC]



                                                        Schedule of Investments
                                                     March 31, 2003 (continued)


  Face
 Amount                            Security                               Value
----------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.4%
$291,000 Merrill Lynch & Co., Inc., 1.270% due 4/1/03; Proceeds at
           maturity -- $291,010; (Fully collateralized by Federal Home
           Loan Bank Bonds, Federal Home Loan Mortgage Corp. Notes,
           Federal National Mortgage Association Notes and U.S.
           Treasury Strips, 0.000% to 4.000% due 6/19/03 to 5/15/18;
           Market value -- $297,494) (Cost -- $291,000)............... $   291,000
                                                                       -----------
         TOTAL INVESTMENTS -- 100%
         (Cost -- $81,720,413**)...................................... $79,899,590
                                                                       ===========

------
++  Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*), which are rated by Moody's Investors Service.
(b) Security has been issued with attached rights.
(c) Security is currently in default.
(d) The company filed for bankruptcy.
(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(f) Convertible security exchangeable for shares of common stock.
(g) Variable rate security.
(h) Non-income producing security.
**  Aggregate cost for Federal income tax purposes is $82,327,208.

    Currency abbreviations used in this schedule:
    ---------------------------------------------
    EUR -- Euro.
    GBP -- British Pound.

    See pages 28 and 29 for definitions of ratings.

                      See Notes to Financial Statements.

                                                                   Bond Ratings
                                                                    (unaudited)

                                   [GRAPHIC]


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA       -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
             Capacity to pay interest and repay principal is extremely strong.
AA        -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A         -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB       -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B and -- Bonds rated "BB", "B" and "CCC" are regarded, on balance, as predominantly
 CCC         speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aa        -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A         -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

                                   [GRAPHIC]




                                                                   Bond Ratings
                                                        (unaudited) (continued)


Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
       Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba  -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B   -- Bonds rated "B" generally lack characteristics of desirable investments.
       Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa -- Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca  -- Bonds rated "Ca" represent obligations which are speculative in a high degree.
       Such issues are often in default or have other marked shortcomings.
C   -- Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR  -- Indicates that the bond is not rated by either Standard & Poor's or Moody's.

                                            Statement of Assets and Liabilities
                                                                 March 31, 2003

                                   [GRAPHIC]


ASSETS:
  Investments, at value (Cost -- $81,720,413)................................. $ 79,899,590
  Cash........................................................................          204
  Dividends and interest receivable...........................................    2,056,066
  Receivable for securities sold..............................................       92,172
                                                                               ------------
  Total Assets................................................................   82,048,032
                                                                               ------------
LIABILITIES:
  Investment advisory fee payable.............................................       34,517
  Administration fee payable..................................................       13,753
  Distributions payable to Auction Rate Cumulative Preferred Stockholders.....        8,820
  Accrued expenses............................................................      158,313
                                                                               ------------
  Total Liabilities...........................................................      215,403
                                                                               ------------
Auction Rate Cumulative Preferred Stock (2,400 shares authorized;
 1,400 issued and outstanding at $25,000 per share) (Note 5)..................   35,000,000
                                                                               ------------
Total Net Assets.............................................................. $ 46,832,629
                                                                               ============
NET ASSETS:
  Par value of capital shares................................................. $    178,116
  Capital paid in excess of par value.........................................  107,605,437
  Overdistributed net investment income.......................................     (120,194)
  Accumulated net realized loss from security transactions
   and foreign currencies.....................................................  (59,010,941)
  Net unrealized depreciation of investments and foreign currencies...........   (1,819,789)
                                                                               ------------
Total Net Assets
 (Equivalent to $2.63 a share on 17,811,617 capital shares of $0.01 par value outstanding; 250,000,000 capital shares authorized).......................... $ 46,832,629
                                                                               ============

                      See Notes to Financial Statements.

                                   [GRAPHIC]


  INVESTMENT INCOME:
    Interest..................................................... $ 8,995,712
    Dividends....................................................      40,118
                                                                  -----------
    Total Investment Income......................................   9,035,830
                                                                  -----------
  EXPENSES:
    Investment advisory fee (Note 2).............................     407,327
    Administration fee (Note 2)..................................     162,931
    Audit and legal..............................................     160,194
    Shareholder communications...................................     146,834
    Directors' fees..............................................      97,250
    Auction fees (Note 5)........................................      93,996
    Custody......................................................      56,993
    Shareholder servicing fees...................................      52,302
    Listing fees.................................................      39,760
    Other........................................................      34,795
                                                                  -----------
    Total Expenses...............................................   1,252,382
                                                                  -----------
  Net Investment Income..........................................   7,783,448
                                                                  -----------
  REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  AND FOREIGN CURRENCIES (NOTES 3 AND 7):
   Realized Loss From:
     Security transactions (excluding short-term securities).....  (3,012,429)
     Foreign currency transactions...............................     (66,544)
                                                                  -----------
    Net Realized Loss............................................  (3,078,973)
                                                                  -----------
   Change in Net Unrealized Depreciation From:
     Security transactions.......................................  (1,955,865)
     Foreign currency transactions...............................     (19,628)
                                                                  -----------
    Increase in Net Unrealized Depreciation......................  (1,975,493)
                                                                  -----------
  Net Loss on Investments and Foreign Currencies.................  (5,054,466)
                                                                  -----------
  Distributions to Auction Rate Cumulative Preferred Stockholders
   From Net Investment Income....................................    (647,394)
                                                                  -----------
  Increase in Net Assets From Operations......................... $ 2,081,588
                                                                  ===========

                      See Notes to Financial Statements.

                                                        Statement of Operations
                                              For the Year Ended March 31, 2003

                                   [GRAPHIC]




                                            Statements of Changes in Net Assets
                                                  For the Years Ended March 31,


                                                           2003         2002+
                                                       -----------  ------------
OPERATIONS:
  Net investment income............................... $ 7,783,448  $ 10,530,201
  Net realized loss...................................  (3,078,973)  (22,563,944)
  (Increase) decrease in net unrealized depreciation..  (1,975,493)    5,743,030
  Distributions to Auction Rate Cumulative Preferred
   Stockholders from net investment income............    (647,394)   (1,522,223)
                                                       -----------  ------------
  Increase (Decrease) in Net Assets From Operations...   2,081,588    (7,812,936)
                                                       -----------  ------------
DISTRIBUTIONS PAID TO COMMON STOCK
SHAREHOLDERS FROM:
  Net investment income...............................  (6,996,121)   (8,629,480)
  Capital.............................................    (866,104)     (848,333)
                                                       -----------  ------------
  Decrease in Net Assets From Distributions
   Paid to Common Stock Shareholders..................  (7,862,225)   (9,477,813)
                                                       -----------  ------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net asset value of shares issued for
   reinvestment of dividends..........................   1,852,157     2,417,479
                                                       -----------  ------------
  Increase in Net Assets From Fund Share Transactions.   1,852,157     2,417,479
                                                       -----------  ------------
Decrease in Net Assets................................  (3,928,480)  (14,873,270)

NET ASSETS:
  Beginning of year...................................  50,761,109    65,634,379
                                                       -----------  ------------
  End of year*........................................ $46,832,629  $ 50,761,109
                                                       ===========  ============
*Includes overdistributed net investment income of:...   $(120,194)    $(307,408)
                                                       ===========  ============

------
+ Certain amounts have been reclassified to conform to current year presentation.

                      See Notes to Financial Statements.

                                   [GRAPHIC]




                                                  Notes to Financial Statements


   1.  Significant Accounting Policies
   Zenix Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

   The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers; any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the last bid price quoted. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund including references to valuations of other securities which are considered comparable in quality, interest rate and maturity; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (e) dividend income is recorded on the ex-dividend date and interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of Common Stock. The holders of the Auction Rate Cumulative Preferred

                                   [GRAPHIC]




                                                  Notes to Financial Statements
                                                                    (continued)


Stock shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of funds legally available to shareholders; (h) the net asset value of the Fund's Common Stock is determined no less frequently than the close of business on the Fund's last business day of each week (generally Friday). It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less (1) the Fund's liabilities, (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock and (3) accumulated and unpaid dividends on the outstanding Auction Rate Cumulative Preferred Stock issue; (i) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At March 31, 2003, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $4,872,861 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

                                   [GRAPHIC]




                                                  Notes to Financial Statements
                                                                    (continued)



   In addition, the Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment-grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

   2.  Advisory Agreement and Transactions with Affiliated Persons
   Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. (''Citigroup''), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.50% of the average daily net assets. For purposes of calculating the advisory fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund's average daily net assets. This fee is calculated daily and paid monthly.

   SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. For purposes of calculating this fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund's average daily net assets. This fee is calculated daily and paid monthly.

   All officers and one Director of the Fund are employees of Citigroup or its affiliates.

   3.  Investments
   During the year ended March 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term securities, but excluding short-term securities) were as follows:

-------------------------------------------------------------------------------
Purchases                                                           $55,247,948
-------------------------------------------------------------------------------
Sales                                                                58,001,082
-------------------------------------------------------------------------------

                                   [GRAPHIC]




                                                  Notes to Financial Statements
                                                                    (continued)



   At March 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

 ------------------------------------------------------------------------------
 Gross unrealized appreciation                                     $ 6,301,517
 Gross unrealized depreciation                                      (8,729,135)
 ------------------------------------------------------------------------------
 Net unrealized depreciation                                       $(2,427,618)
 ------------------------------------------------------------------------------

   4.  Repurchase Agreements
   The Fund purchases (and its custodian takes possession of) U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

   5.  Auction Rate Cumulative Preferred Stock
   On April 14, 2000, the Fund issued 2,400 shares of Auction Rate Cumulative Preferred Stock ("ARCPS"). During the year ended March 31, 2003, the Fund voluntarily redeemed pro rata 200 shares of ARCPS in the amount of $25,000 per share plus accumulated but unpaid dividends. As of March 31, 2003, the Fund has 1,400 outstanding shares of ARCPS. The ARCPS' dividends are cumulative at a rate determined at an auction, and the dividend period is typically seven days. Dividend rates ranged from 1.24% to 2.00% for the year ended March 31, 2003.

   The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ARCPS have a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ARCPS under the Investment Company Act of 1940.

                                                  Notes to Financial Statements
                                                                    (continued)


                                   [GRAPHIC]



   Effective April 7, 2003, Salomon Smith Barney Inc.'s name changed to Citigroup Global Markets Inc. ("CGM"). CGM, another indirect wholly-owned subsidiary of Citigroup, currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of ARCPS that the broker/dealer places at auction. For the year ended March 31, 2003, CGM earned approximately $93,996 as the broker/dealer.

   6.  Asset Maintenance and Asset Coverage Requirements
   The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund's ability to pay dividends.

   7.  Forward Foreign Currency Contracts
   A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty be unable to meet the terms of such contracts.

   At March 31, 2003, the Fund did not have any open forward foreign currency contracts.

                                   [GRAPHIC]




                                                  Notes to Financial Statements
                                                                    (continued)



   8.  Capital Loss Carryforward
   At March 31, 2003, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $57,524,000 available to offset future realized capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

   The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on March 31 of the year indicated:

                2004       2007       2008       2009        2010        2011
--------------------------------------------------------------------------------
Carryforward
 Amounts     $2,291,000 $1,704,000 $6,787,000 $12,670,000 $26,210,000 $7,862,000
--------------------------------------------------------------------------------

   In addition, the Fund had $958,605 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

   9.  Income Tax Information and Distributions to Shareholders
   At March 31, 2003 the tax basis components of distributable earnings were:

------------------------------------------------------------------------------------
Accumulated capital loss                                               $(57,523,520)
------------------------------------------------------------------------------------
Unrealized depreciation                                                  (2,426,584)
------------------------------------------------------------------------------------

   The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sales, consent fees and the treatment of accretion of discounts and amortization of premiums.

   The tax character of distributions paid during the year ended March 31, 2003 was:

---------------------------------------------------------------------------------
Ordinary income                                                        $7,643,515
Capital                                                                   866,104
---------------------------------------------------------------------------------
Total                                                                  $8,509,619
---------------------------------------------------------------------------------

                                                  Notes to Financial Statements
                                                                    (continued)

                                   [GRAPHIC]



   10.  Common Stock
   At March 31, 2003, the Fund had 250,000,000 shares of common stock authorized with a par value of $0.01 per share.

   Common stock transactions were as follows:

                                              Year Ended         Year Ended
                                            March 31, 2003     March 31, 2002
                                          ------------------ ------------------
                                          Shares    Amount   Shares    Amount
 ------------------------------------------------------------------------------
 Shares issued on reinvestment            629,737 $1,852,157 634,966 $2,417,479
 ------------------------------------------------------------------------------

                                                           Financial Highlights

                                   [GRAPHIC]


For a share of common stock outstanding throughout each year ended March 31, unless otherwise noted:

                                                    2003    2002    2001    2000    1999
                                                   ------  ------  ------  ------  ------
Net Asset Value, Beginning of Year................ $ 2.95  $ 3.97  $ 5.02  $ 5.96  $ 6.96
                                                   ------  ------  ------  ------  ------
Income (Loss) From Operations:
 Net investment income/(1)(2)/....................   0.44    0.61    0.88    0.78    0.82
 Net realized and unrealized loss/(2)/............  (0.27)  (0.98)  (1.00)  (0.94)  (0.97)
 Distributions to 7.00% Cumulative Preferred
   Stock Shareholders from net investment income..     --      --   (0.04)  (0.13)  (0.14)
 Distributions to Auction Rate Cumulative
   Preferred Stockholders from
   net investment income..........................  (0.04)  (0.09)  (0.23)     --      --
                                                   ------  ------  ------  ------  ------
Total Income (Loss) From Operations...............   0.13   (0.46)  (0.39)  (0.29)  (0.29)
                                                   ------  ------  ------  ------  ------
Underwriting Commission and Expenses of Issuance
 of Auction Rate Cumulative Preferred Stock.......     --      --   (0.05)     --      --
                                                   ------  ------  ------  ------  ------
Change in Undeclared Dividends on Auction Rate
 Cumulative Preferred Stock.......................     --    0.00*   0.04      --      --
                                                   ------  ------  ------  ------  ------
Distributions Paid to Common Stock Shareholders
From:
 Net investment income............................  (0.40)  (0.51)  (0.62)  (0.65)  (0.69)
 Capital..........................................  (0.05)  (0.05)  (0.03)     --   (0.02)
                                                   ------  ------  ------  ------  ------
Total Distributions Paid to Common Stock
 Shareholders.....................................  (0.45)  (0.56)  (0.65)  (0.65)  (0.71)
                                                   ------  ------  ------  ------  ------
Net Asset Value, End of Year...................... $ 2.63  $ 2.95  $ 3.97  $ 5.02  $ 5.96
                                                   ======  ======  ======  ======  ======
Market Value, End of Year......................... $ 3.66  $ 3.61  $ 4.82  $ 4.44  $ 5.88
                                                   ======  ======  ======  ======  ======

                                   [GRAPHIC]




                                                           Financial Highlights
                                                                    (continued)


                                 2003     2002      2001      2000      1999
                               -------  -------   -------   -------   -------
Total Return, Based on
 Market Value/(3)/............   18.06%  (13.20)%   25.02%   (14.28)%  (12.53)%
                               =======  =======   =======   =======   =======
Total Return, Based
 on Net Asset Value/(3)/......    3.81%  (13.88)%   (8.97)%   (4.43)%   (4.38)%
                               =======  =======   =======   =======   =======
Net Assets, End of Year (000s) $46,833  $50,761   $65,634   $80,234   $93,561
                               =======  =======   =======   =======   =======
Ratios to Average Net Assets
Based on Common Shares
Outstanding/(4)/:
 Net investment income/(2)/...   17.52%   22.85%    19.12%#   13.90%    12.99%
 Expenses/(1)/................    2.82     2.81      2.14#     3.73      3.34
Portfolio Turnover Rate.......      73%      82%       85%       79%       91%

------
(1) The investment adviser waived a portion of its fees for the year ended March 31, 2001. If such fees had not been waived, the per share decrease to net investment income and the actual expense ratio would have been $0.00* and 2.21%, respectively.
(2) Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of the change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 23.03%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(3) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
(4) Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
#  Amount has been reclassified to conform to current year presentation.
*  Amount represents less than $0.01 per share.

                                   [GRAPHIC]




                                                           Financial Highlights
                                                                    (continued)


   The table below sets out information with respect to Auction Rate Cumulative Preferred Stock, 7.00% Cumulative Preferred Stock and Bank Credit Facility as of March 31, unless otherwise noted:

                                                    2003    2002    2001     2000     1999
                                                   ------- ------- ------- -------- --------
Auction Rate Cumulative Preferred
Stock/(1)(2)(3)(4)/:
 Total Amount Outstanding (000s).................. $35,000 $40,000 $50,000       --       --
 Asset Coverage Per Share.........................  58,452  56,726  57,828       --       --
 Involuntary Liquidating Preference Per Share/(5)/  25,000  25,000  25,000       --       --
 Average Market Value Per Share/(5)/..............  25,000  25,000  25,000       --       --
7.00% Cumulative Preferred Stock/(6)/:
 Total Amount Outstanding (000s)..................      --      --      -- $ 30,000 $ 30,000
 Asset Coverage Per Share.........................      --      --      --    2,340    2,560
 Involuntary Liquidating Preference Per Share/(5)/      --      --      --    1,000    1,000
 Average Market Value Per Share/(5)/..............      --      --      --    1,000    1,000
PNC Bank Credit Facility/(7)/:
 Total Amount Outstanding (000s)..................      --      --      --   30,000   30,000
 Asset Coverage (000s)............................      --      --      --  140,200  153,600

------
(1) On April 14, 2000, the Fund issued 2,400 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.
(2) On December 27, 2000, the Fund redeemed 400 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.
(3) On October 30, 2001, the Fund redeemed 400 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.
(4) On August 28, 2002, the Fund redeemed 200 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.
(5) Excludes accrued interest or accumulated undeclared dividends.
(6) On April 14, 2000, the Fund redeemed in full its shares of 7.00% Cumulative Preferred Stock.
(7) On April 14, 2000, the Fund's $35,000,000 line of credit with PNC Bank was extinguished.

                                   [GRAPHIC]



                                                   Independent Auditors' Report


The Shareholders and Board of Directors of
Zenix Income Fund Inc.:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Zenix Income Fund Inc. ("Fund") as of March 31, 2003 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2003 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                             /s/ KPMG LLP

New York, New York
May 15, 2003

                                   [GRAPHIC]




                                                                 Financial Data
                                                                    (unaudited)


For a share of common stock outstanding throughout each period:

                                                             Dividend
                              NYSE      Net Asset Dividend Reinvestment
Record Date Payable Date Closing Price*  Value*     Paid      Price
-----------------------------------------------------------------------
 4/24/01      4/27/01        $4.590       $3.79   $0.0540     $4.361
 5/22/01      5/25/01         4.600        3.81    0.0540      4.370
 6/26/01      6/29/01         4.570        3.46    0.0520      4.342
 7/24/01      7/27/01         4.730        3.37    0.0520      4.510
 8/28/01      8/31/01         4.540        3.39    0.0520      4.294
 9/25/01      9/28/01         3.790        2.97    0.0465      3.610
 10/23/01     10/26/01        3.660        2.99    0.0465      3.563
 11/27/01     11/30/01        3.460        3.13    0.0465      3.316
 12/24/01     12/28/01        3.270        3.03    0.0400      3.078
 1/22/02      1/25/02         3.590        3.03    0.0400      3.411
 2/19/02      2/22/02         3.560        2.92    0.0400      3.382
 3/19/02      3/22/02         3.650        2.95    0.0400      3.468
 4/23/02      4/26/02         3.530        2.97    0.0375      3.354
 5/28/02      5/31/02         3.610        2.91    0.0375      3.430
 6/25/02      6/28/02         3.240        2.72    0.0375      3.078
 7/23/02      7/26/02         2.700        2.44    0.0375      2.565
 8/27/02      8/30/02         2.780        2.39    0.0375      2.641
 9/24/02      9/27/02         2.620        2.29    0.0375      2.489
 10/22/02     10/25/02        2.640        2.12    0.0375      2.508
 11/25/02     11/29/02        2.980        2.41    0.0375      2.831
 12/23/02     12/27/02        3.050        2.43    0.0375      2.898
 1/28/03      1/31/03         3.370        2.51    0.0375      3.201
 2/25/03      2/28/03         3.430        2.51    0.0375      3.259
 3/25/03      3/28/03         3.680        2.59    0.0375      3.496

------
* As of record date.

                                   [GRAPHIC]



                                                         Additional Information
                                                                    (unaudited)


Information about Directors and Officers
The business and affairs of the Zenix Income Fund Inc. ("Fund") are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

                                                                     Number of
                                                                     Portfolios
                                        Term of                       in Fund
                                      Office* and     Principal       Complex       Other
                          Position(s)  Length of    Occupation(s)     Overseen  Directorships
      Name, Address        Held with     Time        During Past         by        Held by
         and Age             Fund       Served       Five Years       Director    Director
---------------------------------------------------------------------------------------------
Non-Interested Directors:

Allan J. Bloostein         Director      Since    President Allan J.     35     Director of
27 West 67th Street                      1992     Bloostein                     Taubman
Apt. 5FW                                          Associates                    Centers, Inc.
New York, NY 10023
Age 73

Dwight B. Crane            Director      Since    Professor, Harvard     51         None
Harvard Business School                  1988     Business School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 65

Paolo M. Cucchi            Director      Since    Vice President and      7         None
Drew University                          2001     Dean of College of
108 Brothers College                              Liberal Arts at
Madison, NJ 07940                                 Drew University
Age 61

Robert A. Frankel          Director      Since    Managing Partner       24         None
8 John Walsh Blvd.                       1994     of Robert A.
Peekskill, NY 10566                               Frankel
Age 76                                            Management
                                                  Consultants

                                       [GRAPHIC]



                                                         Additional Information
                                                        (unaudited) (continued)


                                                                   Number of
                                                                   Portfolios
                                    Term of                         in Fund
                                  Office* and      Principal        Complex       Other
                      Position(s)  Length of     Occupation(s)      Overseen  Directorships
    Name, Address      Held with     Time         During Past          by        Held by
       and Age           Fund       Served        Five Years        Director    Director
-------------------------------------------------------------------------------------------
Paul Hardin            Director      Since    Chancellor               36         None
12083 Morehead                       2001     Emeritus and
Chapel Hill, NC                               Professor of Law
27514-8426                                    at the University
Age 72                                        of North Carolina
                                              at Chapel Hill

William R. Hutchinson  Director      Since    President, WR             7       Director
535 N. Michigan                      1995     Hutchinson &                     Associate
Suite 1012                                    Associates, Inc.;                 Bank and
Chicago, IL 60611                             formerly Group                   Associated
Age 60                                        Vice President,                  Banc-Corp
                                              Mergers &
                                              Acquisitions BP
                                              Amoco

George M. Pavia        Director      Since    Senior Partner,           7         None
600 Madison Avenue                   2001     Pavia & Harcourt
New York, NY 10022                            Attorneys
Age 75


Interested Director:

R. Jay Gerken**        Chairman,     Since    Managing Director       225         None
CGM                    President     2002     of Citigroup Global
399 Park Avenue        and Chief              Markets Inc.
4th Floor              Executive              ("CGM");
New York, NY 10022     Officer                Chairman,
Age 52                                        President and Chief
                                              Executive Officer of
                                              Smith Barney Fund
                                              Management LLC
                                              ("SBFM"), Travelers
                                              Investment
                                              Adviser, Inc.
                                              ("TIA") and Citi
                                              Fund Management
                                              Inc.

                                       [GRAPHIC]



                                                         Additional Information
                                                        (unaudited) (continued)


                                                                  Number of
                                                                  Portfolios
                                    Term of                        in Fund
                                   Office and      Principal       Complex       Other
                     Position(s)   Length of     Occupation(s)     Overseen  Directorships
   Name, Address      Held with       Time        During Past         by        Held by
      and Age           Fund         Served       Five Years       Director    Director
------------------------------------------------------------------------------------------
Officers:

Lewis E. Daidone    Senior Vice      Since    Managing Director      N/A          N/A
CGM                 President        2002     of CGM; Director
125 Broad Street    and Chief                 and Senior Vice
11th Floor          Administrative            President of SBFM
New York, NY 10004  Officer                   and TIA; Former
Age 45                                        Chief Financial
                                              Officer and
                                              Treasurer of mutual
                                              funds affiliated
                                              with Citigroup Inc.

Richard L. Peteka   Chief            Since    Director and Head      N/A          N/A
CGM                 Financial        2002     of Internal Control
125 Broad Street    Officer and               for Citigroup Asset
11th Floor          Treasurer                 Management U.S.
New York, NY 10004                            Mutual Fund
Age 41                                        Administration
                                              from 1999-2002;
                                              Vice President,
                                              Head of Mutual
                                              Fund
                                              Administration and
                                              Treasurer at
                                              Oppenheimer
                                              Capital from 1996-
                                              1999

Beth A. Semmel, CFA Vice             Since    Managing Director      N/A          N/A
CGM                 President        2002     of Salomon
399 Park Avenue     and                       Brothers Asset
4th Floor           Investment                Management Inc
New York, NY 10022  Officer                   ("SBAM")
Age 42

                                       [GRAPHIC]



                                                         Additional Information
                                                        (unaudited) (continued)


                                                                  Number of
                                                                  Portfolios
                                      Term of                      in Fund
                                     Office and     Principal      Complex       Other
                         Position(s) Length of    Occupation(s)    Overseen  Directorships
     Name, Address        Held with     Time       During Past        by        Held by
        and Age             Fund       Served      Five Years      Director    Director
------------------------------------------------------------------------------------------
Peter J. Wilby, CFA      Vice          Since    Managing Director    N/A          N/A
CGM                      President     2002     of SBAM
399 Park Avenue          and
4th Floor                Investment
New York, NY 10022       Officer
Age 44

Kaprel Ozsolak           Controller    Since    Vice President of    N/A          N/A
CGM                                    2002     CGM
125 Broad Street
11th Floor
New York, NY 10004
Age 37

Christina T. Sydor       Secretary     Since    Managing Director    N/A          N/A
CGM                                    1994     of CGM; General
300 First Stamford Place                        Counsel and
4th Floor                                       Secretary of SBFM
Stamford, CT 06902                              and TIA
Age 52

------
* Directors are elected for a term of three years.
** Mr. Gerken is a director who is an "interested person" of the Fund as defined in the Investment Company Act of 1940 because Mr. Gerken is an officer of SBFM and certain of its affiliates.

                                   [GRAPHIC]




                                                     Dividend Reinvestment Plan
                                                                    (unaudited)


   Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the Common Stock is equal to or exceeds 98% of the net asset value per share of the Common Stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of Common Stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the Common Stock.

   If the market price of the Common Stock is less than 98% of the net asset value of the Common Stock at the time of valuation (which is the close of business on the determination date), PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the Common Stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a

                                                     Dividend Reinvestment Plan
                                                        (unaudited) (continued)


                                   [GRAPHIC]


Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the Common Stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at such net asset value. PFPC will begin to purchase Common Stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

   PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

   Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

                                                     Dividend Reinvestment Plan
                                                        (unaudited) (continued)


                                   [GRAPHIC]



   Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

                    --------------------------------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                                                                Tax Information
                                                                    (unaudited)


                                   [GRAPHIC]



   For Federal tax purposes the Fund hereby designates for the fiscal year ended March 31, 2003:

  . For corporate shareholders, the percentage of ordinary dividends that qualify for the dividends received deduction is 0.52%.

                                   [GRAPHIC]


   DIRECTORS

   Allan J. Bloostein
   Dwight B. Crane
   Paolo M. Cucchi
   Robert A. Frankel
   R. Jay Gerken, Chairman
   Paul Hardin
   William R. Hutchinson
   George M. Pavia

   OFFICERS

   R. Jay Gerken
   President and Chief Executive Officer

   Lewis E. Daidone
   Senior Vice President and
   Chief Administrative Officer

   Richard L. Peteka
   Chief Financial Officer
   and Treasurer

   Beth A. Semmel, CFA
   Vice President and
   Investment Officer

   Peter J. Wilby, CFA
   Vice President and
   Investment Officer

   Kaprel Ozsolak
   Controller

   Christina T. Sydor
   Secretary

                   This report is intended only for the shareholders of the
                                    ZENIX Income Fund Inc.
                It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                         FD02395 5/03

                                            03-4885